UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 28, 2007

ARUBA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
1322 Crossman Ave.
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 227-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
On August 28, 2007, Aruba Networks, Inc. (“Aruba”) issued a press release reporting selected financial results for the three months and the fiscal year ended July 31, 2007. Also on August 28, 2007, Aruba held a conference call relating to these results. A copy of the press release and transcript of the conference call are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Aruba made reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated as of August 28, 2007, entitled “Aruba Announces Fiscal Fourth Quarter and Full Year 2007 Financial Results”

99.2	Transcript of Aruba Networks, Inc. August 28, 2007 Conference Call

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.
Date: August 30, 2007	By:	/s/ Alexa King
Alexa King
General Counsel

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated as of August 28, 2007, entitled “Aruba Announces Fiscal Fourth Quarter and Full Year 2007 Financial Results”

99.2	Transcript of Aruba Networks, Inc. August 28, 2007 Conference Call